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                                                                   Exhibit 10.24




                                    AGREEMENT
                                    ---------


     THIS AGREEMENT dated November 29, 1996 by and between LARRY K. WHITE ("LKW"), DONALD A. WEBER ("DAW") (collectively "Sellers") and SENIOR TOUR PLAYERS DEVELOPMENT, INC. ("STPD" "Buyer" or "Buyers"), a Nevada Corporation.

                                   WITNESSETH

     WHEREAS, LKW owns and holds in the aggregate, beneficially and of record, sixteen (16%) percent of the membership interests ("Interests") in Las Vegas Golf Center, L.L.C., a Delaware limited liability company ("LVGC"), and DAW owns and holds in the aggregate, beneficially and of record, five and one-half (5.5%) percent of the Interests in LVGC; and

     WHEREAS, STPD, or its nominee, desires to purchase from each of the Sellers, and each of Sellers desires to sell to STPD, all of Sellers' Interests.

     NOW THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1. Subject to the terms of this Agreement, each of Sellers hereby agree to sell, transfer, convey, assign and deliver to STPD, or its Nominee, and STPD, or its Nominee, hereby agrees to purchase, acquire and accept from each of the Sellers, all of such Seller's right, title and interest (whether held beneficially or of record) in and to such Seller's Interest.

     2. The aggregate purchase price to be paid by STPD for the Interests shall be (i) Four Hundred Thousand Dollars ($400,000) ("Cash Consideration") and (ii) Three Hundred Twenty Three Thousand, Two Hundred Eighty Nine (323,289) shares of common stock, $0.001 par value per share, of STPD ("STPD Shares"), payable as follows:

       Cash Consideration:       $20,000  on or before December 15, 1996
                                 $180,000 on or before January 15, 1997
                                 $200,000 on or before January 15, 1998

       STPD Shares:              161,645  on or before January 15, 1997
                                 161,644  on or before January 15, 1998

     Each of the STPD shares shall be duly authorized, validly issued, fully paid and non-assessable, and shall be restricted security, as defined in Rule 144 promulgated under the Securities Act of 1933, as amended by the Securities and Exchange Commission. Sellers agree to vote their shares for management's slate of directors through December 31, 1998.

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     3. Sellers hereby irrevocably and unconditionally (i) consent, in accordance with the requirements of Article VI of the LVGC Agreement, to the admission of STPD to LVGC as a member and the substitution of STPD for the Sellers as Members, and (ii) waives any and all requirements and conditions of execution and delivery by STPD of any assumption of any of the liabilities or obligations of any of the Sellers under the LVGC Agreement.

     4. At any time, at STPD's request and without further consideration, each of the parties hereto shall promptly execute and deliver such documents and instruments, and take all such other action, as STPD may reasonably request, more effectively to transfer, convey and assign to STPD, and to confirm STPD's admission of LVGC as a Member and the STPD's title to, all of the Sellers' respective Interests, to assist STPD in exercising all rights with respect thereto and to carry out the purpose and intent of this Agreement.

     5. The parties hereto agree to their respective representations and warranties as contained in Exhibit A attached hereto and incorporated herein.

     6. The parties hereto agree to the indemnification provisions contained in Exhibit B attached hereto and incorporated herein.

     7. The closing shall be held in Las Vegas, Nevada on December 3, 1996 at 2:00 p.m. with the location to be agreed upon by the parties.

     8. Simultaneous with the Closing ("Closing" or "First Closing") hereof, Sellers shall cause Golf Centers of America, Inc. to assign and transfer to Las Vegas Golf Center the Ground Lease and Sublease, as specified in Paragraph 2.06 of Exhibit A, and each of any outstanding contracts, as specified in Paragraph
2.11 of Exhibit A, to LVGC pursuant to documentation reasonably satisfactory in form and substance to STPD and its counsel.

     9. Each of the Sellers consents to the placing of the following legend on the certificate or certificates for STPD Shares to be issued to each such Seller in connection with the purchase or their respective Interests by STPD hereunder:

          The Shares of Common Stock represented by this certificate have not been registered under the Securities Act of 1993 or applicable state securities laws and may be sold, pledged, assigned or otherwise transferred only if a registration statement with respect to such transaction is in effect pursuant to the provisions of such law or if, in the opinion of counsel reasonably satisfactory to the issuer, and exemption from the registration requirements of such laws is available.

     10. STPD agrees to grant Sellers the right to demand registration of their STPD Shares on a Form S-3 registration statement or similar Form at any time after July 1, 1997. STPD shall use its best efforts to cause a registration statement to become effective immediately following July 1, 1997 or as soon as practicable thereafter. STPD shall be responsible for the costs of any such registration.


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11.     This agreement is subject to STPD's completing a satisfactory agreement with the remaining member of the LVGC, LLC to STPD's absolute satisfaction.

12. STPD shall pay to Sellers a refundable deposit of $20,000 on or before December 17, 1996, and the closing date for this transaction per paragraph 7 above, shall become on or before January 15, 1997, or at such earlier date as STPD may choose.



     IN WITNESS WHEREOF, the parties hereto have cause this AGREEMENT to be duly executed on the date above written.




         BUYER:                    SENIOR TOUR PLAYERS DEVELOPMENT, INC.



                                   By:  /s/ Stanton V. Abrams
                                      ----------------------------------
                                        Its:  President



         SELLER:                        /s/ Larry K. White
                                      ----------------------------------
                                        LARRY K. WHITE


                                        /s/ Donald A. Weber
                                      ----------------------------------
                                        DONALD A. WEBER